March 1, 2019

SUPPLEMENT TO

hartford EXCHANGE-TRADED funds

PROSPECTUS

DATED NOVEMBER 28, 2018

This Supplement contains new and additional information and should be read in connection with your Prospectus.

I.	Edward H. Jewett and Richard A. Rezek Jr. will no longer serve as portfolio managers of the Hartford Schroders Tax-Aware Bond ETF (the “Fund”), and Lisa Hornby will be added as a new portfolio manager of the Fund. Andrew B.J. Chorlton, Neil G. Sutherland and Julio C. Bonilla will continue to serve as portfolio managers to the Fund. Accordingly, effective immediately, the Prospectus is revised as follows:

1.	All references to Mr. Jewett and Mr. Rezek are deleted in their entirety.

2.	The following information is added:

a.	On p. 14 the table is revised to add the following information:

Portfolio Manager	Title	Involved with Fund Since
Lisa Hornby, CFA	Portfolio Manager	2018

b.	On p. 46 the following information is added:

Lisa Hornby, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2019 and has been involved with research and portfolio construction of the Fund since 2018. She has been an employee of Schroders since 2010. Prior to joining Schroders, she was an analyst at Barclays Capital.

II.	Effective immediately, the Prospectus is revised as follows:

1.	Under the heading “Additional Information Regarding Investment Strategies and Risks –Tax-Aware Bond ETF” the sixth sentence in the second paragraph is deleted in its entirety and replaced with the following:

When making decisions to purchase or sell a security, the Sub-Adviser also considers a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates. In addition, the Sub-Adviser also considers certain environmental, social and/or governance (ESG) factors when assessing investment opportunities as long as those factors are consistent with the Sub-Adviser’s fundamental analysis.

2.	Under the heading “Additional Information Regarding Investment Strategies and Risks – More Information about Risks” in the Prospectus, the following paragraph is added as additional risk of the Fund:

Large Shareholder Transaction Risk – Certain shareholders, including funds advised by Hartford Funds Management Company, LLC ("HFMC"), may from time to time own a substantial amount of a Fund’s shares. A third-party investor, HFMC or an affiliate of HFMC, an authorized participant, a lead market maker, or another entity may invest in a Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a Fund’s listing exchange and may, therefore, have a material upward or downward effect on the market price of the Fund’s shares.

3.	Under the heading “Additional Information Regarding Investment Strategies and Risks – More Information about Risks” in the Prospectus, the Sovereign Debt Risk paragraph is deleted in its entirety and replaced with the following:

Sovereign Debt Risk - In addition to the risks associated with investment in debt securities and foreign securities generally, sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt or otherwise meet its obligations. This may be due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. In addition, if a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.

Sub-sovereign bonds represent the debt of state, provincial, territorial, municipal, local or other political sub-divisions, including other governmental entities or agencies. Quasi-sovereign bonds represent the debt of corporations that have significant government ownership. Sub-sovereign and quasi-sovereign bonds are subject to the risks of investing in sovereign debt generally. In addition, sub-sovereign and quasi-sovereign debt may or may not be issued by or guaranteed as to principal and interest by a governmental authority. Certain foreign government securities may be backed by the issuer’s right to borrow from a central bank or other regional banking entity while others may be backed only by the assets and credit of the issuing foreign entity. If an issuer of sub-sovereign or quasi-sovereign bonds defaults on payments of principal and/or interest, a Fund may have limited recourse against the issuer.

A Fund may invest in obligations issued or guaranteed by supranational entities, which may include, for example, entities such as the International Bank for Reconstruction and Development (the World Bank). If one or more shareholders of a supranational entity fails to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

This Supplement should be retained with your Prospectus for future reference.

HV-7468	March 2019

March 1, 2019

SUPPLEMENT TO

hartford EXCHANGE-TRADED funds

COMBINED StaTement of Additional Information

DATED NOVEMBER 28, 2018

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).

I.	Edward H. Jewett and Richard A. Rezek Jr. will no longer serve as portfolio managers of the Hartford Schroders Tax-Aware Bond ETF (the “Fund”), and Lisa Hornby will be added as a new portfolio manager of the Fund. Andrew B.J. Chorlton, Neil G. Sutherland and Julio C. Bonilla will continue to serve as portfolio managers to the Fund.

Accordingly, effective immediately, the SAI is revised as follows:

1.	All references to Mr. Jewett and Mr. Rezek are deleted in their entirety.

2.	The following information is added:

a.	The section entitled “Portfolio Managers – Other Accounts Sub-Advised or Managed by Schroders Portfolio Managers” is revised to add the following information to the table:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (in millions)	Other Pooled Investment Vehicles	Assets Managed (in millions)	Other Accounts*	Asset Managed (in millions)
Lisa Hornby	6	$573	5	$2,271	120	$12,941

*The amount of other account assets sub-advised or managed by Ms. Hornby that are subject to a performance based fee is $204 million

b.	The section entitled “Portfolio Managers – Equity Securities Owned by Schroders Portfolio Managers” is revised to add the following information to the table:

Portfolio Manager	Fund Sub-Advised	Dollar Range of Equity Securities Beneficially Owned
Lisa Hornby	Tax-Aware Bond ETF	None

II.	The section entitled “Investment Risks” is revised to add the following:

ACTIVE TRADING RISK. Active or frequent trading of a Fund’s portfolio securities could increase a Fund’s transaction costs and may increase an investor’s tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE